Securities Act Registration No. 333-12745
                                       Investment Company Act Reg. No. 811-7831


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                       -----------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No.                   [ ]


                       Post-Effective Amendment No. 3                  |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 5 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                                 FMI FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              225 East Mason Street
                           Milwaukee, Wisconsin              53202
               (Address of Principal Executive Offices)   (Zip Code)

                                 (414) 226-4555
              (Registrant's Telephone Number, including Area Code)

                                               Copy to:

Ted. D. Kellner                                W. David Knox, II
Fiduciary Management, Inc.                     Foley & Lardner
225 East Mason Street                          777 East Wisconsin Avenue
Milwaukee, WI  53202                           Milwaukee, Wisconsin  53202
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.


It is proposed that this filing will become effective (check appropriate box)

      [ ]   immediately upon filing pursuant to paragraph (b)

      |X|   on November 30, 1998 pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a) (1)

      [ ]   on  (date)  pursuant to paragraph (a) (1)

      [ ]   75 days after filing pursuant to paragraph (a) (2)

      [ ]   on  (date)  pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                 FMI FUNDS, INC.

                              CROSS REFERENCE SHEET

         (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                             Caption or Subheading in
Item No. on Form N-1A                        Prospectus or Statement of
                                             Additional Information

PART A - INFORMATION REQUIRED IN PROSPECTUS

1.    Cover Page                             Cover Page

2.    Synopsis                               Expense Information

3.    Financial Highlights                   Performance Information;
                                             Financial Highlights

4.    General Description of Registrant      Introduction; Investment
                                             Objective and Policies

5.    Management of the Fund                 Management of the Fund;
                                             Brokerage Transactions

5A.   Management's Discussion of Fund        Management's Discussion of Fund
      Performance                            Performance

6.    Capital Stock and Other Securities     Dividends, Distributions and
                                             Taxes; Capital Structure;
                                             Shareholder Reports

7.    Purchase of Securities Being Offered   Purchase of Shares; Dividend
                                             Reinvestment; Automatic
                                             Investment Plan;  Retirement
                                             Plans; Determination of Net
                                             Asset Value

8.    Redemption of Repurchase               Redemption of Shares; Systematic
                                             Withdrawal Plan; Exchange
                                             Privilege; Determination of Net
                                             Asset Value

9.    Legal Proceedings                           *

----------------------
     *  Answer negative or inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT
         OF ADDITIONAL INFORMATION

10.   Cover Page                             Cover Page

11.   Table of Contents                      Table of Contents

12.   General Information and History             *

13.   Investment Objectives and Policies     Investment Restrictions;
                                             Investment Considerations;
                                             Description of Securities Ratings

14.   Management of the Fund                 Directors and Officers of the
                                             Corporation

15.   Control Persons and Principal          Principal Stockholders
      Holders of Securities

16.   Investment Advisory and Other          Investment Adviser and
      Services                               Administrator; Distribution of
                                             Shares; Custodian; Independent
                                             Accountants

17.   Brokerage Allocation                   Allocation of Portfolio Brokerage

18.   Capital Stock and Other Securities     Included in Prospectus under
                                             "CAPITAL STRUCTURE"; Stockholder
                                             Meetings


19.   Purchase, Redemption and Pricing of    Included in Prospectus under
      Securities Being Offered               "DETERMINATION OF NET ASSET
                                             VALUE";   "REDEMPTION  OF  SHARES";
                                             "PURCHASE  OF  SHARES";   "DIVIDEND
                                             REINVESTMENT";           "AUTOMATIC
                                             INVESTMENT    PLAN";    "SYSTEMATIC
                                             WITHDRAWAL     PLAN";     "EXCHANGE
                                             PRIVILEGE";   "RETIREMENT   PLANS";
                                             Determination  of Net  Asset  Value
                                             and  Performance;  Distribution  of
                                             Shares

20.   Tax Status                             Taxes

21.   Underwriters                                *

22.   Calculations of Performance Data       Determination of Net Asset Value
                                             and Performance

23.   Financial Statements                   Financial Statements

                              P R O S P E C T U S

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

P R O S P E C T U S                                        NOVEMBER 30, 1998

                                 FMI Focus Fund
                                 --------------

FMI Funds, Inc. (the "Company") is an open-end, non-diversified management investment company -- a mutual fund. The Company presently consists of a single portfolio, the FMI Focus Fund (the "Fund"). The Fund's investment objective is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, invest in foreign securities which are publicly traded in the United States and effect transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The Fund may leverage its investments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated November 30, 1998, which is a part of such Registration Statement is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided without charge to each person to whom a Prospectus is delivered upon written or oral request made by writing to the address or calling the telephone number, stated below. All such requests should be directed to the attention of the Corporate Secretary.

                                ---------------

                                 FMI Focus Fund
                             225 EAST MASON STREET
                           MILWAUKEE, WISCONSIN 53202
                                 (414) 226-4555

                                 FMI Focus Fund
                               TABLE OF CONTENTS

                                                     PAGE NO.
                                                     --------
Expense Information                                     1
Financial Highlights                                    2
Introduction                                            2
Investment Objective and Policies                       2
Management of the Fund                                  9
Determination of Net Asset Value                       10
Purchase of Shares                                     10
Redemption of Shares                                   12
Dividend Reinvestment                                  14
Automatic Investment Plan                              14
Systematic Withdrawal Plan                             15
Exchange Privilege                                     15
Retirement Plans                                       16
Dividends, Distributions and Taxes                     18
Brokerage Transactions                                 18
Capital Structure                                      18
Shareholder Reports                                    19
Year 2000                                              19
Performance Information                                19
Management's Discussion of Fund Performance            20
Share Purchase Application                             23

                                ---------------

                              EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases or Reinvested Dividends  NONE
   Deferred Sales Load                                              NONE
   Redemption Fee                                                   NONE(1)<F1>
   Exchange Fee                                                     NONE

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees                                                 1.25%(2)<F2>
   12b-1 Fees                                                      0.00%(3)<F3>
   Other Expenses
     Interest Expense                                              0.33%
     All Other Expenses                                            1.13%
                                                                  ------
   Total Other Expenses                                            1.46%
                                                                  ------
   TOTAL FUND OPERATING EXPENSES                                   2.71%
                                                                  ------
                                                                  ------
--------------
(1)<F1>   A fee of $12.00 is charged for each wire redemption.
(2)<F2> Management fees have been restated to reflect a fee increase taking effect January 1, 1998. Prior to January 1, 1998 the management fee was 1.00%.
(3)<F3> The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "Purchase of Shares" for further information. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.



EXAMPLE:                                  1 YEAR   3 YEARS  5 YEARS   10 YEARS
                                         -------   -------  -------   --------
An investor would pay the following
  expenses on a $10,000 investment,
  assuming (1) 5% annual return and
  (2) redemption at the end of each
  time period:                             $274      $841    $1,435    $3,041



  The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. THEY SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
The Annual Fund Operating Expenses are based on actual expenses incurred for the year ended September 30, 1998, but have been restated to reflect the increased investment advisory fee taking effect January 1, 1998. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                              FINANCIAL HIGHLIGHTS
  (SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD)

  The Financial Highlights of the Fund should be read in conjunction with the Fund's audited financial statements and notes thereto, included in the Fund's Annual Report to Shareholders. The Fund's audited financial statements, notes thereto and auditor's report thereon contained in the Fund's Annual Report to Shareholders are incorporated by reference into the Statement of Additional Information. The Financial Highlights of the Fund set forth below have been audited. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Shareholders, copies of which may be obtained, without charge, upon request.

                                                           FOR THE PERIOD FROM
                                         YEAR ENDED       DECEMBER 16, 1996+<F4>
                                     SEPTEMBER 30, 1998   TO SEPTEMBER 30, 1997
                                     ------------------   ---------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $ 14.74               $ 10.00
Income from investment operations:
  Net investment loss (a)<F7>               (0.17)                (0.04)
  Net realized and unrealized
    gains on investments                     1.06                  6.69
                                           ------                ------
Total from investment operations             0.89                  6.65
Less distributions:
  Dividend from net investment income          --                 (0.01)
  Distributions from net realized gains     (0.48)                (1.90)
                                           ------                ------
Total from distributions                    (0.48)                (1.91)
                                           ------                ------
Net asset value, end of period            $ 15.15               $ 14.74
                                           ------                ------
                                           ------                ------
TOTAL INVESTMENT RETURN                      6.2%                 68.0%*<F5>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)     19,264                 5,156
Ratio of operating expenses
  (after reimbursement)
  to average net assets (b)<F8>             2.34%                 2.75%**<F6>
Ratio of interest expense and dividends
  on short positions to average net assets  0.33%                 0.17%**<F6>
Ratio of net investment loss
  to average net assets (c)<F9>            (1.94%)               (1.85%)**<F6>
Portfolio turnover rate                    402.2%                298.2%

  +<F4>   Commencement of operations.
  *<F5>   Not annualized.
  **<F6>  Annualized.
  (a)<F7> Net investment loss before interest expense and dividends on short positions for the year ended September 30, 1998 and for the period ended September 30, 1997 was ($0.14) and ($0.04), respectively. In 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F6>.
  (c)<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F6>.


                                  INTRODUCTION

  FMI Funds, Inc. (the "Company") was incorporated under the laws of Maryland on September 5, 1996 and is an open-end non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Company presently consists of a single portfolio, the FMI Focus Fund. The Fund obtains its assets by continuously selling shares to the public. Proceeds from such sales are invested by the Fund in securities of other companies and certain other instruments. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities and instruments owned by the Fund. The Fund furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is capital appreciation. In seeking its investment objective of capital appreciation, the Fund will invest primarily in common stocks and warrants, engage in short sales, invest in foreign securities which are publicly traded in the United States, and effect transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Dividend income and other income are not factors considered in selecting these investments. The Fund may leverage its investments. Warrants, stock index futures contracts, options on stock index future contracts and options on securities and stock indexes are derivatives.

  In managing the investment portfolio for the Fund, the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser") may focus on a relatively limited number of securities. The Adviser believes this focused investment strategy has the potential for higher total returns than an investment strategy calling for investment in a large number of securities. However, the use of this focused investment strategy may increase the volatility of the Fund's investment performance. Additionally, the Fund could incur greater losses than it would have had it invested in a greater number of securities if the securities in which the Fund invests perform poorly.

  The Adviser will invest in securities which it believes will appreciate significantly over a one to two-year period. In doing so, it will employ a diverse investment approach. For example, it may purchase stocks of any size market capitalization or in any industry sector. As a consequence, the performance of the Fund will be more dependent on the Adviser's ability to make good investment decisions than on whether a particular sector of the market is performing well or "in favor" with investors.

  The Fund may invest in the following portfolio securities and may engage in the following investment techniques.

COMMON STOCKS

  The Fund's common stock investments primarily will be made in companies in which the Adviser believes to be underpriced relative to the issuing corporation's future growth prospects. The Adviser will also purchase common stocks where the price is significantly below the estimated market value of the issuing corporation's assets less its liabilities on a per share basis.

  The Fund may invest in companies with modest capitalization, as well as start-up companies. Such companies often involve greater risks than larger companies because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. Additionally, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

FOREIGN SECURITIES

  The Fund may invest without limitation in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve risks which are in addition to the risks inherent in domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

SHORT SALES

  The Fund may engage in short sales transactions, including short sales transactions in which the Fund sells a security the Fund does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. Up to 100% of the Fund's assets may be used to cover the Fund's short positions.

FUTURES CONTRACTS AND OPTIONS THEREON

  The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

  The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

  Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

  Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the
day.   Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS TRANSACTIONS

  The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

  Some stock index options are based on a broad market index such as the S&P
500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

  The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

OPTIONS ON SECURITIES

  The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

  The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

  The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

U.S. TREASURY SECURITIES

  The Fund may invest in U.S. Treasury Securities as "cover" for the investment techniques the Fund employs. The Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of a Fund's portfolio in investments in these securities.

  U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

REPURCHASE AGREEMENTS

  The Fund, as part of a cash reserve or to "cover" investment strategies, may purchase repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

BORROWING

  The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks.

  The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

   As required by the Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

  In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

WARRANTS

  The Fund may invest in warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risks that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants expiration. Also the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MONEY MARKET INSTRUMENTS

  The Fund, as part of a cash reserve or to "cover" investment strategies, may invest in short-term, high quality money market instruments in addition to repurchase agreements and U.S. Treasury Securities with a remaining maturity of 397 days or less. The Fund may invest in commercial paper and other cash equivalents rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), including commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's.

  The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

ILLIQUID SECURITIES


  The Fund may purchase illiquid securities, including restricted securities. The Fund will not invest more than 15% of its net assets in illiquid securities. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Directors of the Company has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER


  The Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund's investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund's annual portfolio turnover rate may vary from year to year. The Fund's portfolio turnover rate will generally not exceed 500%. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of the Fund is calculated without regard to securities, including short sales, options and futures contracts, having a maturity of less than one year. The Fund may have a significant portion of its assets in short-term options and futures contracts which generally are excluded for purposes of calculating portfolio turnover.

  High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

ADDITIONAL RISKS

  In addition to the risks discussed above, investors should understand that there can be no assurance that the Fund will achieve its investment objective. Many of the investments made by the Fund are subject to significant volatility. The Fund is intended for investors who can accept this risk. An investment in the Fund does not constitute a complete investment program. Investors may wish to complement an investment in the Fund with other types of investments. The fact that the Fund has a brief operating history should be considered a risk factor.

  As a result of the investment techniques used by the Fund, the Fund may have a significant portion (up to 100%) of its assets held in a segregated account as "cover" for the investment techniques the Fund employs. The securities maintained in the segregated account of the Fund will be liquid securities. These assets may not be sold while the position in the corresponding instrument or transaction (e.g. short sale, option or futures contract) is open unless they are replaced by similar assets. As a result, the commitment of a large portion of the Fund's assets to "cover" investment techniques could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  Participation in the options or futures markets by the Fund involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts;
(3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

INVESTMENT RESTRICTIONS

  The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the Fund's outstanding shares. These restrictions include the Fund's limitations on borrowing described under the caption "INVESTMENT OBJECTIVE AND POLICIES" and the following restrictions:

  (1) The Fund will not purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations. As such the Fund is classified as a non-diversified investment company under the Act. A non-diversified portfolio may be more volatile than a diversified portfolio.

  (2) The Fund will not invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

  A list of the Fund's policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the Board of Directors without shareholder approval. Any change in the Fund's investment objective may result in the Fund having an investment objective different from the investment objective which the shareholder considered appropriate at the time of investment in the Fund.

                             MANAGEMENT OF THE FUND


  As a Maryland corporation, the business and affairs of the Fund are managed by its Board of Directors. Under an investment advisory agreement (the "Advisory Agreement") with the Fund, Fiduciary Management, Inc. (the "Adviser"), 225 East Mason Street, Milwaukee, Wisconsin 53202, furnishes continuous investment advisory services and management to the Fund. In addition to the Fund, the Adviser is the investment adviser to Fiduciary Capital Growth Fund, Inc., another mutual fund, and to individuals and institutional clients with substantial investment portfolios. The Adviser was organized in 1980 and is controlled by Ted D. Kellner and Donald S. Wilson. Since that time, Mr. Kellner has served as Chairman of the Board and Chief Executive Officer and Mr. Wilson has served as President and Treasurer of the Adviser. Mr. Kellner has been President, Treasurer and a Director of the Fund and Mr. Wilson has been Vice President, Secretary and a Director of the Fund since the Fund commenced operations. Messrs. Kellner and Richard E. Lane are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Kellner has held this responsibility since the Fund commenced operations and Mr. Lane has held this responsibility since October 1, 1997. Mr. Lane has been employed by the Adviser since 1994. Prior to that time Mr. Lane was a Vice President of Cleary Gull Reiland & McDevitt, Inc., a securities broker-dealer, since 1989.


  The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day to day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than distribution expenses paid by the Fund pursuant to the Service and Distribution Plan and expenses incurred in complying with laws regulating the issue or sale of securities. For the foregoing, the Adviser receives a monthly fee of 1/12th of 1.25% (1.25% per annum) of the daily net assets of the Fund. Prior to January 1, 1998, the Adviser received a monthly fee of 1/12th of 1% (1% per annum) of the daily net assets of the Fund. The advisory fees paid in the fiscal year ended September 30, 1998 were equal to 1.22% of the Fund's average net assets.


  Under an Administration Agreement (the "Administration Agreement") with the Fund, the Adviser supervises all aspects of the Fund's operations except those performed by it pursuant to the Advisory Agreement. Under the Administration Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for supervising the Fund's operations. For the foregoing, the Adviser receives a monthly fee of 1/12 of .2% (.2% per annum) on the first $30,000,000 of daily net assets of the Fund, 1/12 of .1% (.1% per annum) on the next $70,000,000 of daily net assets of the Fund and 1/12 of .05% (0.05% per annum) on the daily net assets of the Fund over $100,000,000. The administration fee paid in the fiscal year ended September 30, 1998 was equal to 0.20% of the Fund's average net assets.

                        DETERMINATION OF NET ASSET VALUE

  The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Common stocks and securities sold short that are listed on any national stock exchange or quoted on the Nasdaq Stock Market will be valued at the last sale price on the date valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the most recent asked price. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limit move in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                               PURCHASE OF SHARES


  Shares of the Fund may be purchased directly from the Fund. Share purchase application forms are included at the back of the Prospectus. The price per share is the next determined per share net asset value after receipt of an application. Additional purchase applications may be obtained from the Fund. Purchase applications should be mailed directly to: FMI Focus Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. To purchase shares by overnight or express mail, please use the following street address: FMI Focus Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check made payable to FMI Focus Fund, or by direct wire transfer. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $25 fee against a shareholder's account for any payment check returned for insufficient funds. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. When a purchase is made by check (other than a cashiers or certified check), the Fund may delay the mailing of a redemption check until it is satisfied that the check has cleared. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers. Funds should be wired (so they are received before 4:00 p.m. Eastern Time) to:

                      Firstar Bank Milwaukee, NA
                      777 East Wisconsin Avenue
                      Milwaukee, Wisconsin 53202
                      ABA #075000022
                      Credit to: Firstar Mutual Fund Services, LLC Account #112-952-137
                      for further credit to:  FMI Focus Fund
                      "name of shareholder"
                      "existing account number" (if any).


  A WIRE TRANSFER SHOULD BE PRECEDED BY A PHONE CALL TO FIRSTAR MUTUAL FUND SERVICES, LLC, 1-800-811-5311, IN ORDER TO OBTAIN A CONFIRMATION NUMBER AND TO ENSURE PROMPT AND ACCURATE HANDLING OF FUNDS. THE FUND AND ITS TRANSFER AGENT ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS. A follow up application should be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase (except through dividend reinvestment and the automatic investment plan), which minimum amounts are subject to change at any time. Shareholders will be advised at least thirty days in advance of any increases in such minimum amounts. Stock certificates for shares are not issued. Shares of the Fund may be purchased without regard to the minimum initial investment requirement by employees, officers and directors of the Fund or the Adviser and by members of their "immediate families" (i.e., spouses, siblings, parents, children, grandchildren and grandparents) and by retirement plans and trusts for their benefit. The officers of the Fund in their discretion may waive the minimum initial investment for charitable organizations, employee benefit plans whose investment in the aggregate exceed the Fund's minimum initial investment, and others with whom the Fund or Adviser has an established relationship.


  A shareholder may also invest in the Fund by purchasing shares through a registered broker-dealer who may charge a fee either at time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.


  Shareholders may purchase Shares of the Fund through programs or services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary.


  The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.


  Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.


  Certain Processing Intermediaries that have entered into agreements with the Fund may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If payment is not received within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.

  The Fund had adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the Fund's shares, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) The Fund has no present plans to employ a distributor. Pending the employment of a distributor, the Fund's distribution expenses will be authorized by the officers of the Company. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                              REDEMPTION OF SHARES


  A shareholder may require the Fund to redeem his shares in whole or part at any time during normal business hours. Redemption requests must be made in writing and directed to: FMI Focus Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Mutual Fund Services, LLC or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address.
Redemption requests sent by overnight or express mail should be directed to:
FMI Focus Fund, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Mutual Fund Services, LLC, but the effective date of redemption will be delayed until the request is received by Firstar Mutual Fund Services, LLC. Requests for redemption by telephone or telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  Redemption requests should specify the name of the Fund, the number of shares or dollar amount to be redeemed, shareholder's name, account number and the additional requirements listed below that apply to the particular account.

  TYPE OF REGISTRATION         REQUIREMENTS
  --------------------         ------------

  Individual, Joint Tenants,   Redemption request signed by all person(s)
  Sole Proprietor, Custodial   required to sign for the account, exactly as it
  (Uniform Gift to Minors Act),is registered.
  General Partnership

  Corporations, Associations   Redemption request and a corporate resolution,
                               signed by person(s) required to sign for the account, accompanied by signature guarantee(s).

  Trusts Redemption request signed by the trustee(s) with a signature guarantee. (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is also required.)


  Redemption requests from shareholders in an Individual Retirement Account must include instructions regarding federal income tax withholding. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. If a shareholder is not included in any of the above registration categories (e.g., executors, administrators, conservators or guardians), the shareholder should call the transfer agent, Firstar Mutual Fund Services, LLC at 1-800-811-5311, for further instructions.


  Signatures need not be guaranteed unless the proceeds of redemption are requested to be sent by wire transfer, to a person other than the registered holder or holders of the shares to be redeemed, or to be mailed to other than the address of record, in which case each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Mutual Fund Services, LLC in its capacity as transfer agent, have been satisfied.


  The redemption price is the net asset value next determined after receipt by Firstar Mutual Fund Services, LLC of the written request in proper form with all required documentation. The amount received will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Proceeds for shares redeemed will be mailed, wired or forwarded via Electronic Funds Transfer ("EFT") to the holder no later than the seventh day after receipt of the redemption request in proper form and all required documentation except as indicated in "Purchase of Shares" for certain redemptions of shares purchased by check. Firstar Mutual Fund Services, LLC currently charges a $12 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account.


  Shares of the Fund purchased through programs of services offered or administered by Processing Intermediaries that have entered into agreements with the Fund may be required to be redeemed through such programs. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the Fund. The Fund may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept redemption requests on the Fund's behalf. In such event, the Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be the Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.


  Processing Intermediaries that instruct Firstar Mutual Fund Services, LLC in writing may make redemption requests by telephone by calling Firstar Mutual Fund Services, LLC at 1-800-811-5311 or (414) 765-4124 provided the redemption proceeds are to be mailed or wired to the Processing Intermediary's address or bank of record as shown on the records of the transfer agent. The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a Processing Intermediary cannot contact Firstar Mutual Fund Services, LLC by telephone, the Processing Intermediary should make a redemption request in writing in the manner set forth above.

  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                             DIVIDEND REINVESTMENT


  Shareholders may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or elect to have income dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. Shareholders having dividends and/or capital gain distributions paid in cash may choose to have such amounts mailed or forwarded via EFT. Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account. See the Share Purchase Application included at the back of this Prospectus for further information. If the shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. As in the case of normal purchases, stock certificates are not issued. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.


  A shareholder may change an election at any time by notifying the Fund in writing or by calling Firstar Mutual Fund Services, LLC at 1-800-811-5311. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

                           AUTOMATIC INVESTMENT PLAN


  Shareholders wishing to invest fixed dollar amounts in the Fund on a regular basis can make automatic purchases in amounts of $50 or more, on any date specified by the shareholder each month or calendar quarter by using the Fund's Automatic Investment Plan. If such date is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. A $25 fee will be charged by Firstar Mutual Fund Services, LLC if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. To use this service, the shareholder must authorize the transfer of funds from his checking, NOW account or savings account by completing the Automatic Investment Plan application included as part of the Share Purchase Application located at the back of the Prospectus or by calling the Fund's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Mutual Fund Services, LLC at 1-800-811-5311. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

  The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                           SYSTEMATIC WITHDRAWAL PLAN

  The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns Fund shares worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his Fund shares with the Fund and appoints it as his agent to effect redemptions of Fund shares held in his account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him out of his account. The Systematic Withdrawal Plan does not apply to Fund shares held in Individual Retirement Accounts or defined contribution retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the Share Purchase Application located at the back of this Prospectus or may be obtained by calling the Fund at (414) 226-4555.


  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made at periodic intervals no more frequent than monthly on the date specified by the shareholder or, if that day is a weekend or holiday, on the next business day. See the Share Purchase Application located in the back of this Prospectus for further information. Participation in the Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time. Proceeds for shares redeemed will be mailed, wired or forwarded via EFT to the shareholder no later than the seventh day after receipt of the redemption request in proper form and all required documentation except as indicated in "Purchase of Shares" for certain redemptions of shares purchased by check. Firstar Mutual Fund Services, LLC currently charges a $12 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account.

  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


  The shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Mutual Fund Services, LLC in writing or by telephone at 1-800-811-5311. To change the designated payee or payee's address, you must notify Firstar Mutual Fund Services, LLC in writing.

                               EXCHANGE PRIVILEGE


  A shareholder may redeem all or any portion of his Fund shares and use the proceeds to purchase shares of Fiduciary Capital Growth Fund, Inc., another mutual fund managed by the Adviser, or Firstar Money Market Fund, a money market mutual fund not affiliated with the Fund or the Adviser, if such shares are offered in his state of residence. The redemption of shares of the Fund and the purchase of shares of Fiduciary Capital Growth Fund, Inc. and/or Firstar Money Market Fund will be effected at the respective net asset values of such funds. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in the realization of a capital gain or loss. Prior to exercising the Exchange Privilege a shareholder should obtain and carefully read the prospectus for Fiduciary Capital Growth Fund, Inc. and/or Firstar Money Market Fund. The Exchange Privilege does not in any way constitute an offering of, or recommendation on the part of the Adviser or the Fund or Fiduciary Capital Growth Fund, Inc. of, an investment in Firstar Money Market Fund. The registration of both the account from which the exchange is being made and the account to which the exchange is made must be identical.


  Exchange requests must be made in writing. Exchange request forms may be obtained by writing the Fund or by calling (414) 226-4555. Written requests should include the account numbers for both the Fund and Fiduciary Capital Growth Fund, Inc. or Firstar Money Market Fund, if an account is already opened, and the amount of the exchange. If a new account is to be opened by the exchange, the registration must be identical to that of the original account.

  The Fund reserves the right upon prior notice (except as provided below) to suspend, limit, modify or terminate the Exchange Privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Fund, the Fund reserves the right to terminate the Exchange Privilege of any shareholder who makes more than five exchanges of shares in a year or three in a calendar quarter. The Fund will not notify any such shareholder in advance of terminating its Exchange Privilege.

                                RETIREMENT PLANS

INDIVIDUAL RETIREMENT ACCOUNTS


  Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund offers three types of IRAs, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.


  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.


  Roth IRA. In a Roth IRA amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

SIMPLIFIED EMPLOYEE PENSION PLAN

  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA


  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1998 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(B)(7) CUSTODIAL ACCOUNT

  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

DEFINED CONTRIBUTION RETIREMENT PLAN (401(K))

  A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,000 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Fund has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

RETIREMENT PLAN FEES


  Firstar Bank Milwaukee, Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank Milwaukee invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account; $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. Firstar Bank Milwaukee's fee schedule may be changed upon written notice.

  Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


  The Fund will endeavor to qualify as a "regulated investment company" under Subchapter M of the Code. Pursuant to the qualification requirements of Subchapter M, the Fund intends to distribute substantially all of its net investment income to its shareholders annually.


  The Fund also intends to distribute substantially all of its net capital gains less available capital loss carryovers annually and other income to reduce or avoid federal income and excise taxes. For federal income tax purposes, distributions by the Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to the Fund's shareholders unless exempt from federal taxation. Shareholders will be notified annually as to the federal tax status dividends and distributions.


  Distributions and redemptions may also be taxed under state and local tax laws. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes.

                             BROKERAGE TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  The Advisory Agreement permits the Adviser to cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commission and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

                               CAPITAL STRUCTURE

  The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent. By virtue of their stock ownership Ted D. Kellner and Donald S. Wilson are deemed to "control" the Fund for purposes of the Act.

  The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting of shareholders to elect directors unless otherwise required by the Act. The Fund has also adopted provisions in its Bylaws for the removal of directors by its shareholders.

                              SHAREHOLDER REPORTS


  Shareholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Shareholders who have questions about the Fund should call Firstar Mutual Fund Services, LLC, 1-800-811-5311 or (414) 765-4124 or write to: FMI Focus Fund, 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention: Secretary.

                                   YEAR 2000


  The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation or erroneous data, which would lead to disruptions in the Fund's business operations.


  The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including the adviser, its transfer agent and its custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

                            PERFORMANCE INFORMATION

  The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

  Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent service that ranks over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  The fiscal year ended September 30, 1998 proved to be a challenging environment for most mutual funds. Emerging market debacles (i.e. Southeast Asia, Russia, and Brazil), hedge fund bailouts, and questionable corporate earnings growth put considerable downward pressure on the stock market indices. Although the Fund performed well relative to its small-cap and mid-cap mutual fund peers, the weakness in the breadth of the stock market had a negative impact on the Fund.


  Offsetting the infirmity of the overall market were some positive events in focused industries and stocks. For example, major developments occurred in the cable television industry, which composes a significant percentage of the Fund's assets. Specifically, AT&T acquired Telecommunications, Inc.; Microsoft founder, Paul Allen, aggressively purchased several small cable systems; Comcast purchased a significant stake in Jones Intercable; and cable television systems across the country have been launching new services (i.e. digital TV, cable modems, and telephony). The Fund also had a position in Berg Electronics, Inc., which was acquired by French connector giant Framatome Connectors International at a significant premium over the market price.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX


                    FMI               STANDARD & POOR'S            RUSSELL
   DATE         FOCUS FUND            500 INDEX(1)<F11>       2000 INDEX(2)<F12>
 12/16/96* <F10>  $10,000                  $10,000                  $10,000
  12/31/96        $10,245                  $10,280                  $10,350
   3/31/97        $10,736                  $10,549                   $9,815
   6/30/97        $12,709                  $12,390                  $11,406
   9/30/97        $16,796                  $13,333                  $13,103
  12/31/97        $17,391                  $13,712                  $12,664
   3/31/98        $19,876                  $15,626                  $13,938
   6/30/98        $19,687                  $16,145                  $13,289
   9/30/98        $17,838                  $14,553                  $10,611

*<F10>inception date 12/16/96


(1)<F11> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F12> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

                                FMI FOCUS FUND

---  This is a follow-up application
  (Investment by wire transfer. See page 11 of the Prospectus.)

                          SHARE PURCHASE APPLICATION
                       Minimum Initial Investment $1,000
                      Minimum Subsequent Investment $100

Mail Completed Application to:
FMI Focus Fund
   c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Overnight Express Mail to:
FMI Focus Fund
   c/o Firstar Mutual Fund Services, LLC
3rd Floor
615 E. Michigan Street
Milwaukee, Wisconsin  53202

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts, including self-directed IRA, SEP/IRA and 401(k) plans. DO NOT USE THIS FORM FOR FMI FOCUS FUND-SPONSORED 401(K), 403(B)(7), SEP/IRA, SIMPLE IRA, IRAs OR DEFINED CONTRIBUTION PLANS (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE) WHICH REQUIRE FORMS AVAILABLE FROM THE FUND.
For information please call 1-800-811-5311 or 1-414-765-4124.
------------------------------------------------------------------------------

 o ACCOUNT REGISTRATION

 Individual ---
  Name
  ----------------------------------------------------------------------------

  Social Security Number                        Citizen of  --- U.S. --- Other
 -----------------------------------------------------------------------------

  Joint Owner*<F14>  ---
 Name
 -----------------------------------------------------------------------------

  Social Security Number                        Citizen of  --- U.S. --- Other
 -----------------------------------------------------------------------------

 Gift to Minor  ---
 Custodian
 -----------------------------------------------------------------------------

  Minor                                              Minor's Birthdate
 -----------------------------------------------------------------------------

  Minor's Social Security Number                Citizen of  --- U.S. --- Other
  ----------------------------------------------------------------------------

  Corporation, Partnership or Other Entity  ---
 Name of Entity
 -----------------------------------------------------------------------------

 Taxpayer Identification Number
 -----------------------------------------------------------------------------
 o A corporate resolution form or certificate is required for corporate accounts.

 -----------------------------------------------------------------------------

 Trust, Estate or Guardianship  ---
*<F14>(Registration will be Joint Tenants with Rights of Survivorship
(JTWROS) unless otherwise specified)
 Name
 -----------------------------------------------------------------------------
  Name of Fiduciary(s)
 -----------------------------------------------------------------------------
  Taxpayer Identification Number                      Date of Trust
 -----------------------------------------------------------------------------
 o Additional documentation and certification may be requested.
------------------------------------------------------------------------------

 o MAILING ADDRESS
 ---  Send Duplicate Confirmations To:

------------------------------------------------------------------------------
Street, Apt.                                         Name

------------------------------------------------------------------------------
City, State, Zip Code                           Street, Apt.

------------------------------------------------------------------------------
Daytime Phone Number                           City, State, Zip Code
------------------------------------------------------------------------------

 o  INVESTMENT, PAYMENT FOR INITIAL PURCHASE AND DISTRIBUTIONS

By   --- check
or   --- wire**<F15>

The minimum initial Investment is $1,000 for shares of FMI Focus Fund. Minimum additions to the Fund are $100.

                              DISTRIBUTION OPTIONS

                              Capital Gains  Capital Gains
            Capital Gains     Reinvested     in Cash             Capital Gains
           & Dividends        & Dividends    & Dividends        & Dividends
Amount      Reinvested        in Cash        Reinvested          In Cash

$           ----              ----           ----                ----
------------------------------------------------------------------------------

(If no dividend option is checked, dividends and capital gains will be reinvested.)
---- If you would like your cash payments automatically deposited to your checking or savings account, please check the box at left and attach a voided check.

**<F15>Indicate date and total amount of wire:

Date------------------------------  Amount $--------------------------


WIRING INSTRUCTIONS: The wire transfer should be preceded by a telephone call to Firstar Trust Company at 1-800-811-5311 or 1-414-765-4124 in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions. A completed share purchase application also must be sent to FMI Focus Fund at the above address immediately following the investment to establish a NEW account by wire transfer. A purchase request for the Fund should be wired through the Federal Reserve System as follows:

                 Firstar Bank of Milwaukee, N.A.
                 777 East Wisconsin Avenue
                 Milwaukee, Wisconsin 53202
                 ABA Number 0750-00022
                 For credit to Firstar Mutual Fund Services, LLC
                 Account Number 112-952-137
                 For further credit to:  FMI Focus Fund

                 Shareholder name:-------------------------------------------

                 Shareholder account number (if known): ---------------------
------------------------------------------------------------------------------

o EXCHANGE PRIVILEGE

If investment is by exchange, such exchange should be made from:

---  Fiduciary Capital Growth Fund        ---     Firstar Money Market Fund


Account# ------------------------           Account# ----------------------
(I understand that exchanges between the Funds are taxable transactions.)

Amount of Exchange $ --------------or Number of Shares --------------------
------------------------------------------------------------------------------

o AUTOMATIC INVESTMENT PLAN
Important: Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip here, and complete this form.


I would like to establish an Automatic Investment Plan for FMI Focus Fund as described in the Prospectus. Based on these instructions, Firstar Trust Company, the Transfer Agent for FMI Focus Fund, will automatically transfer money directly from my checking, NOW account or savings account on the --- day of the month, or the first business day thereafter, to purchase shares in FMI Focus Fund. If the automatic purchase cannot be made due to insufficient funds or stop payment, a $25 fee will be assessed.

Please start the Automatic Investment Plan on this month, day and year: --------
-----------------------

Please debit my bank account $------------- ($50 minimum) on a --- monthly --- quarterly basis, to be invested in my FMI Focus Fund account (account number, if known----------------------------------).

I (we) authorize you via the ACH Network to honor all debit entries initiated --- monthly OR --- quarterly through Firstar Bank of Milwaukee, N.A. on behalf of the Firstar Trust Company. All such debits are subject to sufficient collected funds in my account to pay the debit when presented.

-------------------------------------------------------------------------------
Name(s) on your Bank Account                    Signature of Bank Account Owner

-------------------------------------------------------------------------------
                                                Signature of Joint Owner (if
                                                any)

-----------------------------------------
Account Number
------------------------------------------------------------------------------

o  SYSTEMATIC WITHDRAWALS
 A balance of at least  $10,000 is required for this option.

     I would like to withdraw from FMI Focus Fund -------------- (exact dollars per payment - $100 minimum)

--- I would like to have payments made to me on or about the --- day of each month

OR

--- I would like to have payments made to me on or about the --- day of these months:

---  Jan.    ---  Feb.    ---  Mar.     ---  Apr.    --- May   ---  June
---  July    ---  Aug.    ---  Sept.    ---  Oct.    ---  Nov. ---  Dec.

--- I would like my payments automatically deposited to my checking or savings account. I have attached a voided check.
------------------------------------------------------------------------------

o  SIGNATURES AND CERTIFICATION

Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

------------------------------------------------------------------------------
Signature*<F16>                          Signature of Co-Owner, if any

------------------------------------
Date
*<F16>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
Print name and title of officer signing for a corporation or other entity.


                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                 1-800-811-5311
                                       or
                                  414-765-4124

                                    CUSTODIAN
                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202





STATEMENT OF ADDITIONAL INFORMATION                          November 30, 1998
-----------------------------------





                                 FMI FUNDS, INC.
                              225 East Mason Street
                           Milwaukee, Wisconsin 53202



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Funds, Inc., dated November 30, 1998. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., 225 East Mason Street, Milwaukee, Wisconsin 53202, Attention:
Secretary or by calling (414) 226-4555.

                                 FMI FUNDS, INC.

                                Table of Contents

                                                                        Page No.

INVESTMENT RESTRICTIONS .....................................................1

INVESTMENT CONSIDERATIONS ...................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION ...................................8

PRINCIPAL STOCKHOLDERS .....................................................11

INVESTMENT ADVISER AND ADMINISTRATOR .......................................11

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE ...........................13

DISTRIBUTION OF SHARES .....................................................14

ALLOCATION OF PORTFOLIO BROKERAGE ..........................................15

CUSTODIAN ..................................................................16

TAXES ......................................................................16

STOCKHOLDER MEETINGS .......................................................17

DESCRIPTION OF SECURITIES RATINGS ..........................................18

INDEPENDENT ACCOUNTANTS ....................................................19

FINANCIAL STATEMENTS .......................................................20






         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated November 30, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.

         This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


         As set forth in the Prospectus dated November 30, 1998 of FMI Funds, Inc. (the "Corporation") under the caption "Investment Objective and Policies", the investment objective of FMI Focus Fund (the "Fund") is capital appreciation. Consistent with its investment objective, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

         1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

         2. The Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940 (the "Act").

         3. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

         4. The Fund may pledge or hypothecate its assets to secure its borrowings.

         5. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

         6. The Fund will not make investments for the purpose of exercising control or management of any company.

         7. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 50% of the Fund's total assets may be invested without regard to these limitations.

         8. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

         9. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

         10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

         11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

         12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

         13. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options on futures contracts.

         The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

         1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

         2. The Fund's investments in warrants will be limited to 5% of the Fund's net assets. Included within such 5%, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

         3. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

         The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

Illiquid Securities

         The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

         Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Futures Contracts and Options Thereon

         The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

         The Fund may purchase put and call options and write call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

         Some futures and options strategies tend to hedge the Fund's equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

         The Fund may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying instrument or the amount by which the current market value of the underlying instrument exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

         When the Fund purchases or sells a stock index futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

         The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

         The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

         Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

         The Fund may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

         Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

         Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

         Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

         The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

         The Fund may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Fund will be traded on recognized securities exchanges.

         When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

         When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option. The Fund also will realize a gain if a call option which the Fund has written lapses unexercised, because the Fund would retain the premium.

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

         Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund. In such event, the Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

                    DIRECTORS AND OFFICERS OF THE CORPORATION


         The name, address and principal occupations during the past five years and other information with respect to each of the directors and officers of the Fund are as follows:


BARRY K. ALLEN                      Age 50

30 South Wacker Drive
Suite 3800
Chicago, IL 60606
(A DIRECTOR OF THE FUND)

            Mr. Allen is Executive Vice President, Consumer & Business Services, Ameritech, Chicago, Illinois and has served in that capacity since August, 1995. From September, 1993 to August 1995, Mr. Allen was President and Chief Operating Officer of Marquette Electronics, Inc., a manufacturer of medical electronic equipment and systems, Milwaukee, Wisconsin. Mr. Allen is a director of Harley-Davidson Inc. Mr. Allen is also a director of Fiduciary Capital Growth Fund, Inc., an investment company for which the Adviser serves as investment adviser.


GEORGE D. DALTON              Age 70

255 Fiserv Drive
Brookfield, WI  53045
(A DIRECTOR OF THE FUND)

         Mr. Dalton is Chairman of the Board, Chief Executive Officer and a director of Fiserv, Inc., a provider of financial data processing services to financial institutions, and has served in that capacity since 1984. Mr. Dalton is also a member of the Board of Directors of ARI Network Services, Inc., a provider of standard-based Internet-enabled electronic commerce services, APAC TeleServices, Inc., a provider of out-sourced telephone-based marketing, sales and customer management solutions as well as Clark/Bardes Inc., a distributor of life insurance/compensation programs. Mr. Dalton is also a director of Fiduciary Capital Growth Fund, Inc.

PATRICK ENGLISH*              Age 38

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT AND A DIRECTOR OF THE FUND)

         Mr. English is Senior Vice President of Fiduciary Management, Inc. and has been employed by such firm in various capacities since December, 1986. Mr. English is also Vice President and a director of Fiduciary Capital Growth Fund, Inc.

TED D. KELLNER*                     Age 52

225 East Mason Street
Milwaukee, Wisconsin
(PRESIDENT, TREASURER AND A DIRECTOR OF THE FUND)

         Mr. Kellner is Chairman of the Board and Chief Executive Officer of Fiduciary Management, Inc., an investment advisory firm, which he co-founded with Mr. Donald S. Wilson in 1980. Mr. Kellner is also President, Treasurer and a director of Fiduciary Capital Growth Fund, Inc.

THOMAS W. MOUNT               Age 67

401 Pine Terrace
Oconomowoc, Wisconsin
(A DIRECTOR OF THE FUND)

         Mr. Mount is retired Chairman and a director of Stokely USA, Inc., a canned and frozen food processor and was employed by such firm in various capacities since 1957. Mr. Mount is also a director of Fiduciary Capital Growth Fund, Inc.

DONALD S. WILSON*             Age 55

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE FUND)

         Mr. Wilson is President and Treasurer of Fiduciary Management, Inc. Mr. Wilson is also Vice President, Secretary and a director of Fiduciary Capital Growth Fund, Inc.

GARY G. WAGNER                      Age 55

225 East Mason Street
Milwaukee, Wisconsin
(VICE PRESIDENT AND ASSISTANT SECRETARY OF THE FUND)

         Mr. Wagner has been Executive Vice President of Fiduciary Management, Inc. since July 1, 1987. Mr. Wagner is also Vice President and Assistant Secretary of Fiduciary Capital Growth Fund, Inc.

----------------------
* Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.


         During the fiscal year ended September 30, 1998, the Corporation paid $900 in director's fees. For the fiscal year ending September 30, 1999, the Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $350 for each meeting of the Board of Directors attended. During the fiscal year ended September 30, 1998, the Corporation paid each director who was not an officer of the Fund a fee of $150 for each meeting of the Board of Directors attended.

                              COMPENSATION TABLE
                                                                      Total
                                     Pension or                   Compensation
                     Aggregate       Retirement      Estimated        from
     Name of       Compensation       Benefits        Annual       Corporation
     Person            from       Accrued as Part  Benefits Upon    and Fund
                    Corporation          of         Retirement       Complex
                                   Fund Expenses                    Paid to
                                                                  Directors(1)

Barry K. Allen         $450              0               0            $2250

George D. Dalton       $150              0               0            $750

Patrick J. English       0               0               0              0

Ted D. Kellner           0               0               0              0

Thomas W. Mount        $300              0               0            $1500

Donald S. Wilson         0               0               0              0

--------------------
(1) Fiduciary Capital Growth Fund, Inc. and the Corporation are the only investment companies in the Fund Complex.

                             PRINCIPAL STOCKHOLDERS

         Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of October 31, 1998 who owned of record or beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by Ted D. Kellner, Donald S. Wilson and all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.

Name and Address                Amount and Nature of                          Percent of
of Beneficial Owner            Ownership Beneficial                              Class

                          Sole Power    Shared Power          Aggregate
Ted D. Kellner             10,393      285,245(1)(2)(3)(4)   295,638(1)(2)(3)(4)  21.78%
225 East Mason Street
Milwaukee, WI  53202

Donald S. Wilson            3,058      221,945(3)(4)         225,003(3)(4)     16.58%
225 East Mason Street
Milwaukee, WI  53202
Charles Schwab & Co. Inc.     --       150,200               150,200           11.07%

600 Montgomery Street
San Francisco, CA
94111
Peter Griffith                --       121,769               121,769           8.97%
Investments
57 Down Heath Circle
Littleton, CO  80127
Officers & Directors          --           --               302,855(1)(2)(3)   22.31%
as a group (7 persons)
---------------

(1) Includes 27,516 shares held by two investment partnerships over which Mr. Kellner has voting and investment authority.
(2) Includes 32,729 shares held in trust for which Mr. Kellner is a co-trustee and co-beneficiary.
(3) Includes 221,945 shares owned by the Adviser, retirement plans of the Adviser and clients of the Adviser for whom the Adviser exercises investment discretion.
(4) Messrs. Kellner and Wilson share the power to vote and dispose of the same 221,945 shares.

            No person is deemed to "control," as that term is defined in the Act, the Fund and the Corporation. The Corporation does not control any person. The shares owned by Charles Schwab & Co., Inc. were owned of record only.


                      INVESTMENT ADVISER AND ADMINISTRATOR


         As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser"). The Adviser is controlled by Ted D. Kellner and Donald S. Wilson. The Adviser's executive officers include Messrs. Kellner, Wilson, Wagner, English, Ms. Maria Blanco, Senior Vice President and Secretary, Mr. John Brandser, Vice President - Fixed

Income, Ms. Camille Wildes, Vice President, Ms. Jody Reckard, Vice President and Richard E. Lane, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.



         Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. During the fiscal year ended September 30, 1998 and during the period from December 16, 1996 (commencement of operations) through September 30, 1997, the Fund paid the Adviser advisory fees of $172,533 and $10,941, respectively.1




         The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.




         The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which its shares are qualified for sale or, if the states in which its shares are qualified for sale impose no such restrictions, 2.75%. As of the date of this Statement of Additional Information, the shares of the Fund are not qualified for sale in any state which imposes an expense limitation. Accordingly, the percentage applicable to the Fund is 2.75%. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal year ended September 30, 1998 and during the period from December 16, 1996 (commencement of operations) through September 30, 1997, the Adviser reimbursed the Fund $0 and $39,748, respectively, for excess expenses.



         As set forth in the Prospectus under the caption "Management of the Fund" the Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Investment Company Act of 1940 (the "Act"), calculates the Fund's net asset value, responds to stockholder inquiries, prepares the Fund's financial statements and excise tax returns, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all respects of the Fund's operations. During the fiscal year ended September 30, 1998 and during the period from December 16, 1996 (commencement of operations) through September 30, 1997, the Fund paid the Adviser fees of $28,354 and $3,718, respectively, pursuant to the Administration Agreement.


         The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement will remain in effect as long as its continuance is specifically approved at least annually by the Board of Directors of the Corporation. Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that they shall be automatically terminated if they are assigned.

         The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

         As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New

Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


            Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $10,000 at the beginning of the period by 10,000. The net change in the value of a shareholder account is determined by subtracting $10,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $10,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.




         The foregoing computation may also be expressed by the following formula:

                               P(1 + T)n = ERV

            P     =     a hypothetical initial payment of $10,000
            T     =     average annual total return
            n     =     number of years
            ERV   =     ending  redeemable  value  of  a  hypothetical   $10,000
                        payment made at the beginning of the stated period at the end of the stated period


                             DISTRIBUTION OF SHARES

      The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Allen, Dalton and Mount are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

      While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund has not incurred any distribution costs as of the date of this Statement of Additional Information.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

      In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1998 and during the period from December 16, 1996 (commencement of operations) through September 30, 1997, the Fund paid brokerage commissions of $187,923 on transactions having a total value of $89,945,537 and $12,156 on transactions having a total value of $5,340,120, respectively. All of the brokers to whom the Fund paid commissions provided research services to the Adviser.

                                    CUSTODIAN


      Firstar Bank Milwaukee, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Bank Milwaukee holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank Milwaukee does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, acts as the Fund's transfer agent and dividend disbursing agent.


                                      TAXES

      As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes" the Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gain are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

      Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

      Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

      The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

      This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

      The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the Act.

      The Corporation's bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

      Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

      If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

      After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

      As set forth in the Corporation's Prospectus, the Fund may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows:

      Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

      A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1."

      A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

      Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.


      Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                             INDEPENDENT ACCOUNTANTS


      PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 has served as the independent accountants for the Fund since the Fund's inception. As such PricewaterhouseCoopers LLP performs an audit of the Fund's financial statements and considers the Fund's internal control.

                              FINANCIAL STATEMENTS

            The following audited financial statements are incorporated by reference herein to the Corporation's Annual Report, dated September 30, 1998, (File No. 811-7831), as filed with the Securities and Exchange Commission through the EDGAR System on November 6, 1998.

      -     Report of Independent Accountants

      -     Statement of Assets and  Liabilities  as of  September  30, 1998

      -     Schedule of Investments as of September 30, 1998

      -     Statement of Operations for the year ended September 30, 1998

      - Statements of Changes in Net Assets for the year ended September 30, 1998 and for the period from December 16, 1996 (commencement of operations) to September 30, 1997


      -     Financial Highlights


      -     Notes to Financial Statements

                                     PART C

                                OTHER INFORMATION

Item 24.    Financial Statements and Exhibits


    (a.) Audited Financial Statements (Financial Highlights included in Part A and all incorporated by reference in Part B to the Annual Report of Registrant dated September 30, 1998 (File No. 811-7831) (as filed with the Securities and Exchange Commission on November 6, 1998)

            Report of Independent Accountants
            Statement of Assets and Liabilities
            Statement of Operations
            Statements of Changes in Net Assets
            Financial Highlights
            Schedule of Investments
            Notes to Financial Statements

    (b.)    Exhibits

            (1)   Registrant's Articles of Incorporation.  (1)

            (2)   Registrant's Bylaws.  (1)

            (3)   None

            (4)   None

            (5) Investment Advisory Agreement with Fiduciary Management, Inc. relating to FMI Focus Fund. (2)

            (6)   None

            (7)   None

            (8) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank Milwaukee). (1)

          (9.1)   Fund  Administration   Servicing  Agreement  with  Fiduciary
                  Management, Inc. relating to FMI Focus Fund.  (1)

          (9.2)   Transfer   Agent   Agreement   with  Firstar  Trust  Company
                  (predecessor to Firstar Mutual Fund Services, LLC) relating to FMI Focus Fund. (1)

           (10) Opinion of Foley & Lardner, counsel for Registrant.

           (11)   Consent of PricewaterhouseCoopers LLP.

           (12)   None.

           (13)   Subscription Agreement.  (1)

         (14.1)   Individual Retirement Custodial Accounts.  (2)

         (14.2)   Model 403(b)(7) plan.  (2)

         (14.3)   Prototype Defined Contribution Retirement Plan.  (2)

           (15)   Service and Distribution Plan.  (1)

           (16)   None.

           (17)   Financial Data Schedule.

           (18)   None.

(1) Previously filed as an exhibit to Amendment No. 1 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto, Amendment No. 1 was filed on November 22, 1996 and its accession number is 0000897069-96-000411.

(2) Previously filed as an exhibit to Amendment No. 4 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto, Amendment No. 4 was filed on December 31, 1997 and its accession number is 0000897069-97-000512.

Item 25.    Persons Controlled by or under Common Control with Registrant

      As of October 31, 1998, no person is deemed to "control," the Corporation as that term is defined in the Act.

Item 26.    Number of Holders of Securities


                                               Number of Record Holders
            Title of Class                      as of October 31, 1998
            --------------                     ------------------------

     Class A Common Stock, $0.0001                       671
      par value (FMI Focus Fund)


Item 27.    Indemnification

      Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.

      A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

      B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

      C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

      E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

      F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

      G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

      Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of

Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser

      Incorporated by reference to pages 8 through 10 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 29.    Principal Underwriters

                 Not Applicable.

Item 30    Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at Registrant's corporate offices, 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 31.    Management Services

      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.    Undertakings

      With respect to stockholder meetings, Registrant undertakes to call stockholder meetings in accordance with the provisions of Article I of its Bylaws, which are discussed in Parts A and B of this Registration Statement.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 30th day of November, 1998.

                                 FMI FUNDS, INC.
                                          (Registrant)


                                 By:      /s/ Ted D. Kellner
                                 Ted D. Kellner, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


             Name                           Title                    Date

/s/ Ted D. Kellner              (Principal Executive,          November 30, 1998
----------------------------     Financial and Accounting
Ted D. Kellner                   Officer) and a Director


/s/ Barry K. Allen              Director                       November 30, 1998
----------------------------
Barry K. Allen

                                Director                       November 30, 1998
George D. Dalton

/s/ Patrick J. English          Director                       November 30, 1998
----------------------------
Patrick J. English

                                Director                       November 30, 1998
----------------------------
Thomas W. Mount

/s/ Donald S. Wilson            Director                       November 30, 1998
----------------------------
Donald S. Wilson

                                  EXHIBIT INDEX

    Exhibit No.                      Exhibit                      Page No.

         (1)         Registrant's Articles of Incorporation*

         (2)         Registrant's Bylaws*

         (3)         None

         (4)         None


         (5)         Investment Advisory Agreement with
                     Fiduciary Management, Inc. *

         (6)         None

         (7)         None

         (8)         Custodian Agreement with Firstar Trust
                     Company (predecessor to Firstar Bank
                     Milwaukee)*

       (9.1)         Fund Administration Servicing Agreement
                     with Fiduciary Management, Inc.
                     relating to FMI Focus Fund*

       (9.2)         Transfer Agent Agreement with Firstar
                     Trust Company (predecessor to Firstar
                     Mutual Fund Services, LLC)*

        (10)         Opinion of Foley & Lardner, counsel for
                     Registrant

        (11)         Consent of PricewaterhouseCoopers LLP

        (12)         None

        (13)         Subscription Agreement*

      (14.1)         Individual Retirement Custodial
                     Accounts*

      (14.2)         Model 403(b)(7) Plan*

      (14.3)         Prototype Defined Contribution
                     Retirement Plan*

        (15)         Service and Distribution Plan*

        (16)         None

        (17)         Financial Data Schedule

----------------------
   *     Incorporated by reference.

   Exhibit No.                      Exhibit                      Page No.

        (18)         None

----------------------
   *     Incorporated by reference.